UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2009

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2930 W. Sam Houston Pkwy N., Suite 300 Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 20, 2009, Flotek Industries, Inc. (the “Company”) issued a press release announcing that Jesse E. Neyman, Senior Vice President and Chief Financial Officer of the Company, and Steven A. Reeves, Executive Vice President and Chief Operating Officer of the Company, will participate in the 37th Annual Howard Weil Energy Conference being held in New Orleans, Louisiana, on March 24 and March 25, 2009.

A copy of the press release announcing the Company’s participation in the 37th Annual Howard Weil Energy Conference is being furnished herewith as Exhibit 99.1. The Company’s slide presentation to be used at the 37th Annual Howard Weil Energy Conference is available on the Company’s website at www.flotekind.com. A copy of the slide presentation is being furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated as of March 20, 2009
99.2	Flotek Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: March 23, 2009	By:	/s/ Jesse E. Neyman

Jesse E. Neyman Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated as of March 20, 2009
99.2	Flotek Slide Presentation